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                                                                    Exhibit 10.6

                                   $35,000,000

                                   MMCapS(SM)

                        CENTURY BANCORP CAPITAL TRUST II

                               PURCHASE AGREEMENT

                                                              New York, New York
                                                               November 30, 2004

SANDLER O'NEILL & PARTNERS, L.P.
919 Third Avenue
6th Floor
New York, New York 10022

FIRST TENNESSEE BANK NATIONAL ASSOCIATION
845 Crossover Lane, Suite 150
Memphis, Tennessee 38117

KEEFE, BRUYETTE & WOODS, INC.
787 7th Avenue
4th Floor
New York, New York 10019

Ladies and Gentlemen:

            Century Bancorp Capital Trust II (the "Trust"), a statutory trust organized under the Delaware Statutory Trust Act, 12 Del. C. Section 3801 et seq. (the "Delaware Act"), and Century Bancorp, Inc., a Massachusetts corporation (the "Company" and together with the Trust, the "Offerors"), confirm their agreement (the "Agreement") with Sandler O'Neill & Partners, L.P., First Tennessee Bank National Association and Keefe, Bruyette & Woods, Inc., as purchasers (collectively, the "Purchasers"), with respect to the issue and sale by the Trust and the purchase by the several Purchasers of 35,000 MMCapS(SM) (liquidation amount of $1,000 per security) of the Trust having the terms described in Schedule A hereto (the "Capital Securities"). The Capital Securities will be guaranteed by the Company to the extent provided in the Guarantee Agreement, to be dated as of the Closing Date (as defined in Section 2(a) hereof) (the "Guarantee Agreement"), between the Company, as guarantor, and Wilmington Trust Company, as guarantee trustee (the "Guarantee Trustee"), with respect to distributions and payments upon liquidation, redemption and otherwise.

            The entire proceeds from the sale of the Capital Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities"), and will be used by the Trust to purchase $36,083,000 aggregate principal amount of Fixed/Floating Rate Junior Subordinated Debt Securities due 2034 (the "Subordinated Debt Securities") issued by the Company. The Capital Securities and the

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Common Securities will be issued pursuant to the Amended and Restated
Declaration of Trust, to be dated as of the Closing Date (the "Declaration"), among the Company, as sponsor, the Administrator named therein (the "Administrator"), Wilmington Trust Company, as institutional trustee (the "Institutional Trustee"), Wilmington Trust Company, as Delaware trustee (the "Delaware Trustee"), and the holders, from time to time, of undivided beneficial interests in the assets of the Trust. The Subordinated Debt Securities will be issued pursuant to the Indenture, to be dated as of the Closing Date (the "Indenture"), between the Company and Wilmington Trust Company, as indenture trustee (the "Indenture Trustee"). The Indenture, the Guarantee Agreement, the Declaration and this Agreement are hereinafter referred to collectively as the "Operative Documents."

            SECTION 1. Representations and Warranties.

            (a) The Trust and the Company, jointly and severally, represent and warrant to each Purchaser as of the date hereof and as of the Closing Date, and agree with each Purchaser, as follows:

                  (i) Similar Offerings. Within a period of six months before or after the date hereof, the Offerors have not, directly or indirectly, solicited any offer to buy or offered to sell, and will not, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Capital Securities (including any securities of the same or a similar class as the Capital Securities) in a manner that would require the Capital Securities to be registered under the Securities Act of 1933, as amended (the "1933 Act").

                  (ii) Incorporated Documents. The documents of the Company filed with the Securities and Exchange Commission (the "Commission") in accordance with the Securities Exchange Act of 1934, as amended (the "1934 Act"), from and including the commencement of the fiscal year covered by the Company's most recent Annual Report on Form 10-K, at the time they were or hereafter are filed by the Company with the Commission (collectively, the "1934 Act Reports"), complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, at the date of this Agreement and on the Closing Date, do not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and other than such instruments, agreements, contracts and other documents as are filed as exhibits to the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, there are no instruments, agreements, contracts or documents of a character described in Item 601 of Regulation S-K promulgated by the Commission to which the Company or any of its subsidiaries is a party.

                  (iii) Independent Accountants. The accountants of the Company who certified the financial statements included in the 1934 Act Reports (the "Independent Accountants") are independent public accountants of the Company and its subsidiaries within the meaning of the 1933 Act and the rules and regulations of the Commission thereunder (the "1933 Act Regulations").

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                  (iv)    Financial Statements and Information. The consolidated
historical financial statements of the Company, together with the related schedules and notes, included in the 1934 Act Reports present fairly, in all material respects, the respective consolidated financial positions of the Company and its consolidated subsidiaries at the respective dates indicated, and the consolidated statements of income, changes in stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the respective periods specified, subject, in the case of unaudited interim financial statements, to normal year-end adjustments and the absence of complete notes; said financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis throughout the periods involved, except as disclosed in the notes to such financial statements; the supporting schedules, if any, included in the 1934 Act Reports present fairly, in all material respects, the information required to be stated therein; and any pro forma financial statements and the related notes thereto included in the 1934 Act Reports present fairly, in all material respects, the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

                  (v) No Material Adverse Change. Since the respective dates as of which information is given in the 1934 Act Reports, there has not been (A) any material adverse change in the condition, financial, regulatory or otherwise, or in the earnings, business affairs or business prospects of the Trust or of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect") or (B) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock other than regular quarterly dividends on the Company's common stock declared and paid consistent with past practice.

                  (vi) Internal Accounting Controls. Each of the Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (vii) Disclosure Controls. The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the 1934 Act); such disclosure controls and procedures (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company's Chief Executive Officer and its Chief Financial Officer by others within those entities, particularly during the periods in which the 1934 Act Reports are being prepared, (ii) have been evaluated for effectiveness as of the end of the annual or quarterly period reported to the Commission and (iii) are effective to perform the functions for which they were established; the Company's auditors and the Audit Committee of the Board of Directors

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have been advised of: (A) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data and (B) any fraud, whether or not material, that involves management or other employees who have a role in the Company's internal controls; any material weaknesses in internal controls have been identified for the Company's auditors; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

                  (viii) Regulatory Matters. Except as set forth on Schedule 1(a)(viii), neither the Company nor any of its subsidiaries is subject or is party to, or has received any notice or advice that any of them may become subject or party to any investigation with respect to, any corrective, suspension or cease-and-desist order, agreement, consent agreement, memorandum of understanding or other regulatory enforcement action, proceeding or order with or by, or is a party to any commitment letter or similar undertaking to, or is subject to any directive by, or has been a recipient of any supervisory letter from, or has adopted any board resolutions at the request of, any Regulatory Agency (as defined below) that currently relates to or restricts in any material respect the conduct of their business or that in any manner relates to their capital adequacy, credit policies, management or business (each, a "Regulatory Agreement"), nor has the Company or any of its subsidiaries been advised by any Regulatory Agency that it is considering issuing or requesting any such Regulatory Agreement; there is no unresolved violation, criticism or exception by any Regulatory Agency with respect to any report or statement relating to any examinations of the Company or any of its subsidiaries which, in the reasonable judgment of the Company, is expected to result in a Material Adverse Effect. As used herein, the term "Regulatory Agency" means any federal or state agency charged with the supervision or regulation of depositary institutions or holding companies of depositary institutions, or engaged in the insurance of depositary institution deposits, or any court, administrative agency or commission or other governmental agency, authority or instrumentality having supervisory or regulatory authority with respect to the Company or any of its subsidiaries.

                  (ix) No Undisclosed Liabilities. Neither the Company nor any of its subsidiaries has any material liability, whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due, including any liability for taxes (and there is no past or present fact, situation, circumstance, condition or other basis for any present or future action, suit, proceeding, hearing, charge, complaint, claim or demand against the Company or its subsidiaries giving rise to any such liability), except (i) for liabilities set forth in the financial statements (including the notes thereto) referred to in Section 1(a)(iv) above and (ii) normal fluctuations in the amount of the liabilities referred to in clause (i) above occurring in the ordinary course of business of the Company and all of its subsidiaries since the date of the most recent balance sheet included in such financial statements.

                  (x) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the Commonwealth of Massachusetts and has full power and authority under such laws to own, lease and operate its properties and to conduct its business as currently conducted, to enter into and perform its obligations under each of the Operative Documents to which it is a party, and to issue

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the Subordinated Debt Securities; and the Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended.

                  (xi) Good Standing of the Subsidiaries. Each "significant subsidiary" (as defined in Rule 1-02 of Regulation S-X) of the Company (a "Significant Subsidiary") has been duly organized and is validly existing as an entity in good standing under the laws of the jurisdiction in which it is chartered and has full power and authority under such laws to own, lease and operate its properties and to conduct its business as currently conducted; and the deposit accounts of each of the Company's subsidiary banks are insured up to the applicable limits by the Bank Insurance Fund of the Federal Deposit Insurance Corporation (the "FDIC") to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceeding for the revocation or termination of such insurance is pending or, to the knowledge of the Company, threatened.

                  (xii) Foreign Qualifications. Each of the Company and its subsidiaries is duly qualified as a foreign entity to transact business and each is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified would not singularly, or in the aggregate, in the reasonable judgment of the Company, be expected to result in a Material Adverse Effect.

                  (xiii) Capital Stock Duly Authorized and Validly Issued. All of the issued and outstanding capital stock of the Company has been duly authorized and validly issued and is fully paid and nonassessable. All of the issued and outstanding capital stock of each Significant Subsidiary of the Company has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right. None of the issued and outstanding capital stock of the Company or its Significant Subsidiaries was issued in violation of any preemptive or similar rights arising by operation of law, under the charter, by-laws or code of regulations of the Company or any of its Significant Subsidiaries or under any agreement to which the Company or any of its Significant Subsidiaries is a party.

                  (xiv) Good Standing of the Trust. The Trust has been duly created and is validly existing in good standing as a statutory trust under the Delaware Act with the power and authority to own property and to conduct its business as provided in the Declaration, to enter into and perform its obligations under the Operative Documents to which it is a party, and to issue the Capital Securities and the Common Securities; the Trust is not a party to or otherwise bound by any agreement other than the Operative Documents to which it is a party; and the Trust is, and will be, under current law, classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation.

                  (xv) Authorization of Common Securities. The Common Securities have been duly authorized for issuance by the Trust pursuant to the Declaration and when duly issued and executed in accordance with the Declaration on the Closing Date and duly delivered by the Trust to the Company on the Closing Date against payment therefor in accordance with the subscription agreement therefor, the Common Securities will be validly issued and fully paid and nonassessable undivided common beneficial ownership interests in the assets of the Trust;

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the issuance of the Common Securities is not subject to preemptive or other similar rights; and on the Closing Date, all of the issued and outstanding Common Securities of the Trust will be owned directly by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

                  (xvi) Authorization of Capital Securities. The Capital Securities have been duly authorized for issuance by the Trust pursuant to the Declaration and when duly issued, executed, authenticated and delivered by the Trust on the Closing Date against payment therefor as provided herein, the Capital Securities will be validly issued and fully paid and nonassessable undivided preferred beneficial ownership interests in the assets of the Trust; the issuance of the Capital Securities will not be subject to preemptive or other similar rights; and the Capital Securities will be in the form contemplated by, and entitled to the benefits of, the Declaration.

                  (xvii) Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by each of the Offerors and assuming due authorization, execution and delivery of this Agreement by the Purchasers, this Agreement constitutes a valid, legal and binding agreement of each of the Offerors, enforceable against each of the Offerors in accordance with its terms, except to the extent that enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) (collectively, the "Enforceability Exceptions").

                  (xviii) Authorization of Declaration. The Declaration has been duly authorized by the Company and when duly executed and delivered by the Company and the Administrator on the Closing Date, and assuming due authorization, execution and delivery of the Declaration by the Institutional Trustee and the Delaware Trustee, the Declaration will constitute a valid, legal and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by the Enforceability Exceptions.

                  (xix) Authorization of Guarantee Agreement. The Guarantee Agreement has been duly authorized by the Company and when duly executed and delivered by the Company on the Closing Date, and assuming due authorization, execution and delivery of the Guarantee Agreement by the Guarantee Trustee, the Guarantee Agreement will constitute a valid, legal and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by the Enforceability Exceptions.

                  (xx) Authorization of Indenture. The Indenture has been duly authorized by the Company and when duly executed and delivered by the Company on the Closing Date, and assuming due authorization, execution and delivery of the Indenture by the Indenture Trustee, the Indenture will constitute a valid, legal and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by the Enforceability Exceptions.

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                  (xxi)    Authorization of Subordinated Debt Securities. The
Subordinated Debt Securities have been duly authorized by the Company and when duly executed, authenticated and delivered on the Closing Date by the Company in accordance with the Indenture and when authenticated in the manner provided for in the Indenture and delivered by the Company to the Trust against payment therefor as contemplated in the subscription agreement therefor, the Subordinated Debt Securities will constitute valid, legal and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforceability may be limited by the Enforceability Exceptions; the Subordinated Debt Securities will be in the form contemplated by, and entitled to the benefits of, the Indenture; the Subordinated Debt Securities constitute indebtedness of the Company for United States federal income tax purposes and the Company has no present intention to exercise its option to defer payments of interest on the Subordinated Debt Securities as provided in the Indenture.

                  (xxii) Authorization of Administrator. The Administrator of the Trust has been duly authorized by the Company to execute and deliver the Declaration.

                  (xxiii) Not an Investment Company. Neither the Trust nor the Company is, and immediately following consummation of the transactions contemplated hereby and the application of the net proceeds therefrom neither the Trust nor the Company will be, an "investment company" or an entity "controlled" by an "investment company", in each case within the meaning of
Section 3(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), without regard to Section 3(c) of the 1940 Act.

                  (xxiv) Absence of Defaults and Conflicts. The Trust is not in violation of the trust certificate of the Trust filed with the State of Delaware (the "Trust Certificate") or the Declaration, and neither the Company nor any of its subsidiaries is in violation of its charter, by-laws or code of regulations; none of the Trust, the Company or any subsidiary of the Company is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which it is a party or by which it or any of them may be bound or to which any of its properties or assets is subject (collectively, "Agreements and Instruments"), except for such defaults under Agreements and Instruments that, in the reasonable judgment of the Company, are not expected to result in a Material Adverse Effect; and the execution, delivery and performance of the Operative Documents by the Trust or the Company, as the case may be, the issuance, sale and delivery of the Capital Securities and the Subordinated Debt Securities, the consummation of the transactions contemplated by the Operative Documents, and compliance by the Trust and the Company with the terms of the Operative Documents to which they are a party have been duly authorized by all necessary corporate action on the part of the Company and, on the Closing Date, will have been duly authorized by all necessary action on the part of the Trust and do not and will not, whether with or without the giving of notice or passage of time or both, violate, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any, security interest, mortgage, pledge, lien, charge, encumbrance, claim or equitable right upon any properties or assets of the Trust or the Company or any of its subsidiaries pursuant to any of the Agreements and Instruments, nor will such action result in any violation of the provisions of the charter, by-laws or code of regulations of the Company or any of its subsidiaries or the

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Declaration or the Trust Certificate, or violation by the Company or any of its subsidiaries of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government authority, agency (including, without limitation, each applicable Regulatory Agency) or instrumentality or court, domestic or foreign, having jurisdiction over the Trust or the Company or any of its subsidiaries or their respective properties or assets (collectively, "Governmental Entities"). As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Trust or the Company or any of its subsidiaries prior to its scheduled maturity.

                  (xxv) Absence of Labor Dispute. No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent, which, in the reasonable judgment of the Company, in either case, is expected to result in a Material Adverse Effect.

                  (xxvi) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any Governmental Entity, now pending, or, to the knowledge of the Trust or the Company, threatened, against or affecting the Trust or the Company or any of its subsidiaries, which, in the reasonable judgment of the Trust or the Company is expected to result in a Material Adverse Effect or materially and adversely affect the consummation of the transactions contemplated by the Operative Documents or the performance by the Trust or the Company of its obligations hereunder or thereunder; and the aggregate of all pending legal or governmental proceedings to which the Trust or the Company or any of its subsidiaries is a party or of which any of their respective properties or assets is the subject, including ordinary routine litigation incidental to the business, are not, in the reasonable judgment of the Company or the Trust, expected to result in a Material Adverse Effect.

                  (xxvii) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity, other than those that have been made or obtained, is necessary or required for the authorization, execution, delivery or performance by the Trust or the Company of their respective obligations under the Operative Documents, the Subordinated Debt Securities or the Capital Securities, as applicable, or the consummation by the Trust or the Company of the transactions contemplated by the Operative Documents, except for any filings pursuant to the 1934 Act or blue sky laws in the applicable states.

                  (xxviii) Possession of Licenses and Permits. Each of the Trust, the Company and the subsidiaries of the Company possesses such permits, orders, certificates, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate Governmental Entities necessary to conduct the business now operated by it that is material to the Trust or the Company and its subsidiaries considered as one enterprise; each of the Trust, the Company and the subsidiaries of the Company is in compliance with the terms and conditions of all of its Governmental Licenses, except where the failure so to comply, in the reasonable judgment of the Company, is not expected to, singularly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of

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such Governmental Licenses to be in full force and effect, in the reasonable judgment of the Company, is not expected to have a Material Adverse Effect; and none of the Trust, the Company or any subsidiary of the Company has received notice of any proceeding, and to the knowledge of the Trust, the Company or any subsidiary of the Company, there has been no threatened proceeding, relating to the revocation, termination, suspension or modification of any such Governmental Licenses which, singularly or in the aggregate, in the reasonable judgment of the Company or the Trust, is expected to result in a Material Adverse Effect.

                  (xxix) Title to Property. Each of the Trust, the Company and the subsidiaries of the Company has good and marketable title to all of its respective real and personal properties, in each case free and clear of all liens, encumbrances and defects, except such as, in the reasonable judgment of the Trust or the Company, singularly or in the aggregate, are not expected to result in a Material Adverse Effect; and all of the leases and subleases under which the Trust, the Company or any subsidiary of the Company holds properties are in full force and effect, except when the failure of such leases and subleases to be in full force and effect, in the reasonable judgment of the Company, singularly or in the aggregate, is not expected to have a Material Adverse Effect, and none of the Trust, the Company or any subsidiary of the Company has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Trust, the Company or any subsidiary of the Company under any of the leases or subleases under which the Trust, the Company or any subsidiary of the Company holds properties, or affecting or questioning the rights of such entity to the continued possession of the leased or subleased premises under any such lease or sublease, except when such claim, in the reasonable judgment of the Company, singularly or in the aggregate, is not expected to have a Material Adverse Effect.

                  (xxx) Stabilization. The Company has not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Capital Securities.

                  (xxxi) No General Solicitation. Neither the Trust or the Company nor any of their Affiliates (as defined in Rule 501(b) under the 1933
Act) or any person acting on its or any of their behalf (other than the Purchasers, as to whom the Offerors make no representation) has engaged or will engage, in connection with the offer and sale of the Capital Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the 1933 Act.

                  (xxxii) No Directed Selling Efforts. Neither the Trust or the Company nor any of their Affiliates or any person acting on its or any of their behalf (other than the Purchasers, as to whom the Offerors make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S under the 1933 Act ("Regulation S") with respect to the offer and sale of the Capital Securities.

                  (xxxiii) No Registration. Subject to compliance by the Purchasers with the relevant provisions of Section 6 hereof and assuming the accuracy of the representations and warranties of the Purchasers and the Purchasers' compliance with the terms of this Agreement, it is not necessary in connection with the offer, sale and delivery of the Capital Securities by the Trust to the Purchasers and the subsequent sale by the Purchasers to their respective Transferees

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(as defined in Section 2(a) hereof), in each case, in the manner contemplated by this Agreement to register the Capital Securities, the guarantee as described in the Guarantee Agreement or the Subordinated Debt Securities under the 1933 Act or to qualify the Declaration, the Guarantee Agreement or the Indenture under the Trust Indenture Act of 1939, as amended.

            (b) Any certificate signed by any Trustee of the Trust or any duly authorized officer of the Company or any of its subsidiaries and delivered to the Purchasers or to counsel for the Purchasers shall be deemed a representation and warranty by the Trust or the Company, as the case may be, to the Purchasers as to the matters covered thereby.

            SECTION 2. Purchase and Sale; Closing.

            (a) The Offerors propose to issue and sell the Capital Securities on December 2, 2004 (or such other date mutually agreed to by the Offerors and the Purchasers) (the "Closing Date") to each Purchaser hereto for $1,000 per Capital Security. It is understood and agreed that the Purchasers intend to, and may, transfer the Capital Securities to any other purchaser(s) selected by the Purchasers (collectively, the "Transferees"), subject to Section 6(a); provided, however, that any such transfer must be made in compliance with the registration requirements of the Securities Act, or any other applicable securities laws or, pursuant to an exemption therefrom. In addition, the Offerors agree that the Purchasers and the Transferees shall be entitled to the benefit of, and to rely on, the provisions of this Agreement to the extent such provisions address or relate to the Purchasers or the Capital Securities to be purchased by the Purchasers.

            (b) Deliveries of certificates for the Capital Securities shall be made by the Trust to or on behalf of the Purchasers at the offices of Sidley Austin Brown & Wood LLP in The City of New York, and payment of the purchase price for the Capital Securities shall be made by the Purchasers to the Trust by wire transfer of immediately available funds to a bank designated by the Company contemporaneous with closing on the Closing Date.

            Certificates for the Capital Securities in the aggregate liquidation amount thereof shall be registered in such names as the respective Purchasers shall designate.

            SECTION 3. Notice of Material Events. The Offerors covenant with the Purchasers that, prior to a Purchaser's notification to the Offerors of the transfer of the Capital Securities to a Transferee, the Offerors will immediately notify each Purchaser, and confirm such notice in writing, of any event or development that, in the reasonable judgment of the Company, is expected to result in a Material Adverse Effect.

            SECTION 4. Payment of Expenses. Whether or not this Agreement is terminated or the sale of the Capital Securities is consummated, the Company, as borrower under the Subordinated Debt Securities, will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, issuance and delivery of the certificates for the Capital Securities and Subordinated Debt Securities and (ii) the fees and disbursements of the Company's counsel, accountants and other advisors; provided, however, that upon the sale of the Capital Securities on the Closing Date, the Purchasers agree to reimburse the Offerors for such fees and expenses in the amount of $10,000, and the Company will pay all such fees and expenses in excess of $10,000. Notwithstanding the foregoing, the fees and disbursements of any trustee appointed under any of the Operative Documents and its counsel shall be paid as specified in the fee agreement between the Company and Wilmington Trust Company.

            SECTION 5. Conditions of Purchasers' Obligations. The obligations of each Purchaser on the Closing Date are subject to the accuracy of the representations and warranties of the Offerors contained in Section 1 hereof or in certificates of any Administrator of the Trust or any officer of the Company or any of its subsidiaries delivered pursuant to the provisions hereof, to the performance by the Offerors of their obligations hereunder, and to the following further conditions:

            (a) Opinion of Counsel for the Offerors. On the Closing Date, the Purchasers shall have received the opinion, dated as of the Closing Date and addressed to each of the Purchasers, of Choate, Hall & Stewart, special counsel for the Offerors, in substantially the form set out in Annex A hereto, in form and substance reasonably satisfactory to counsel for the Purchasers. Such counsel may state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of Administrator of the Trust, officers of the Company or any of its subsidiaries and public officials.

            (b) Opinion of Special Delaware Counsel for the Trust. On the Closing Date, the Purchasers shall have received the opinion, dated as of the Closing Date, of Morris, James, Hitchens & Williams LLP, special Delaware counsel for the Trust, in substantially the form set out in Annex B hereto, in form and substance reasonably satisfactory to counsel for the Purchasers.

            (c) Opinion of Special Tax Counsel for the Offerors. On the Closing Date, the Purchasers shall have received an opinion, dated as of the Closing Date, of Choate, Hall & Stewart, special tax counsel for the Offerors, that (i) the Trust will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation and (ii) the Subordinated Debt Securities will constitute indebtedness of the Company for United States federal income tax purposes, in substantially the form set out in Annex C hereto. Such opinion may be conditioned on, among other things, the initial and continuing accuracy of the facts, financial and other information, covenants and representations set forth in certificates of officers of the Company and other documents deemed necessary for such opinion.

            (d) Opinion of Counsel to the Guarantee Trustee, the Institutional Trustee, the Delaware Trustee and the Indenture Trustee. On the Closing Date, the Purchasers shall have received the opinion, dated as of the Closing Date, of Morris, James, Hitchens & Williams LLP, counsel for the Guarantee Trustee, the Institutional Trustee, the Delaware Trustee and the Indenture Trustee, in substantially the form set out in Annex D hereto, in form and substance reasonably satisfactory to counsel for the Purchasers.

            (e) Certificates. On the Closing Date, there shall not have been, since the date hereof or since the respective dates as of which information is given in the 1934 Act Reports, any Material Adverse Effect, and the Purchasers shall have received a certificate of the Chairman, the Chief Executive Officer, the President, any Executive Vice President or any Vice President of the Company and of the Chief Financial Officer or Chief Accounting Officer of the Company and a certificate of the Administrator of the Trust, dated as of the Closing Date, to the effect that (i) there has been no such Material Adverse Effect, (ii) the representations and warranties in Section 1 hereof were true and correct when made and are true and correct with the same force and effect as though expressly made on and as of the Closing Date, and (iii) the Offerors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied on or prior to the Closing Date.

            (f) Maintenance of Ratings. From the date of this Agreement through the Closing Date, there shall not have occurred a downgrading in or withdrawal of the rating assigned to any debt securities or preferred stock of the Company or any of its subsidiaries by any "nationally recognized statistical rating organization," as that term is defined by the Commission for the purposes of Rule 436(g)(2) under the 1933 Act, and no such organization shall have publicly announced that it has under surveillance or review its rating of any debt securities or preferred stock of the Company or any of its subsidiaries.

            (g) Additional Documents. On the Closing Date, the Purchasers shall have been furnished such documents and opinions as they may reasonably request in connection with the issue, sale and delivery of the Capital Securities; and all proceedings taken by the Offerors in connection with the issuance, sale and delivery of the Capital Securities shall be satisfactory in form and substance to the Purchasers.

            (h) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by a Purchaser as to its obligations hereunder by notice to the Offerors at any time on or prior to the Closing Date. If the sale of the Capital Securities provided for herein is not consummated because any condition set forth in Section 5(a), (b), (c), (d), (e), (f), (g) or (h) is not satisfied, because of any termination pursuant to Section 10(a)(i) hereof or because of any refusal, inability or failure on the part of the Offerors to perform any agreement herein or comply with any provision hereof, the Company will (i) reimburse the Purchasers upon demand for all documented out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by the Purchasers in connection with the proposed sale, which shall not, in the aggregate, exceed $25,000 and (ii) not withstanding clause
(i), reimburse the Purchasers upon demand for all documented expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by the Purchasers in connection with any related hedge expenses and hedge termination fees. In addition, such termination shall be subject to Section 4 hereof, and Sections 7 and 8 hereof shall survive any such termination and remain in full force and effect.

            SECTION 6. Offers and Sales of the Capital Securities.

            (a) Offer and Sale Procedures. Each Purchaser, as to itself, and the Offerors hereby establish and agree to observe the following provisions with respect to the offer, issue, sale and transfer of the Capital Securities:

                  (i) Representation of the Purchasers. Each Purchaser represents and warrants that (1) it is an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3), (7), or (8) under the 1933 Act and that it is purchasing the Capital Securities for its own account, for investment and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the 1933 Act or other applicable securities laws, subject to any requirement of law that the disposition of its property be at all times within its control and subject to its ability to resell such Capital Securities pursuant to an effective registration statement under the 1933 Act or pursuant to an exemption therefrom or in a transaction not subject thereto or (2) (a) it is not a "U.S. person" (as such term is defined in Rule 902 under the Securities Act), (b) it is not acquiring the Capital Securities for the account or benefit of any U.S. person and (c) the offer and sale of Capital Securities to it constitutes an "offshore transaction" under Regulation S under the 1933 Act.

                  (ii) Offers by and Sales by the Purchasers. Offers and sales of the Capital Securities will be made by a Purchaser to a Transferee(s) only in a transaction or transactions not requiring registration under the 1933 Act.

                  (iii) No General Solicitation. No general solicitation or general advertising (within the meaning of Rule 502(c) under the 1933 Act) has been or will be used in connection with the offer and sale of the Capital Securities.

                  (iv) No Directed Selling Efforts. No directed selling efforts (within the meaning of Regulation S) have been or will be used with respect to the offer and sale of the Capital Securities.

                  (v) Certain Acknowledgements and Agreements. Each Purchaser, as to itself, acknowledges and agrees, and prior to or contemporaneously with the purchase of the Capital Securities, each Purchaser will take reasonable steps to assure that the Capital Securities (A) have not been and will not be registered under the 1933 Act, (B) are being sold without registration under the 1933 Act in accordance with an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and (C) may not be offered, sold or otherwise transferred except in accordance with the legend set forth in Annex F hereto.

            (b) Covenants of the Offerors. Each of the Offerors, jointly and severally, covenant with the Purchasers as follows:

                  (i) Due Diligence. In connection with the purchase of the Capital Securities and for a period of time not to exceed one year from the Closing Date, the Offerors agree that, while a Purchaser or its Transferee is the holder of Capital Securities, such Purchaser or Transferee, as the case may be, shall have the right to make reasonable inquiries into the business of the Trust, the Company and the subsidiaries of the Company. The Offerors also agree to provide answers to such Purchaser and Transferee, if requested, concerning the Trust, the Company and the subsidiaries of the Company (to the extent that such information is available or can be acquired and made available without unreasonable effort or expense and to the extent the provision thereof is not prohibited by applicable law) and the terms and conditions of the offering of the Capital Securities and the Subordinated Debt Securities.

                  (ii) Integration. The Offerors agree that they will not, and will cause their Affiliates not to, during the six month period commencing on the Closing Date, make any offer or sale of securities of the Offerors of any class if, as a result of the doctrine of "integration" referred to in Rule 502 under the 1933 Act, such offer or sale would render invalid the exemption from the registration requirements of the 1933 Act provided by Section 4(2) thereof or by Rule 144A or otherwise.

                  (iii) Restriction on Repurchases. Until the expiration of two
(2) years (or such shorter period as may hereafter be referred to in Rule 144(k) (or similar successor rule)) after the original issuance of the Capital Securities, the Offerors will not, and will cause their Affiliates not to, purchase or agree to purchase or otherwise acquire any Capital Securities which are "restricted securities" (as such term is defined under Rule 144(a)(3) under the 1933 Act), whether as beneficial owner or otherwise, unless, immediately upon any such purchase, the Offerors or any Affiliate shall submit such Capital Securities to the Institutional Trustee for cancellation.

            SECTION 7. Indemnification.

            (a) Indemnification of the Purchasers. Each of the Offerors agree, jointly and severally, to indemnify and hold harmless: (x) each Purchaser, (y) each person, if any, who controls (within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act) a Purchaser (each such person, a "controlling person") and (z) the respective partners, directors, officers, employees and agents of each Purchaser or any such controlling person, as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, relating to or arising out of, or based upon, in whole or in part, (A) any untrue statement or alleged untrue statement of a material fact included in the 1934 Act Reports, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (B) any untrue statement or alleged untrue statement of material fact contained in any information (whether written or oral) or documents executed in favor of or furnished or made available to the Purchasers by the Offerors; (C) any omission or alleged omission to state in any information (whether written or oral) or documents executed in favor of or furnished or made available to the Purchasers by the Offerors a material fact necessary to make the statements therein not misleading; or (D) the breach or alleged breach of any representation, warranty and agreement of any Offeror contained herein;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, or breach or alleged breach of any such representation, warranty or agreement; provided, that (subject to Section 7(c) hereof) any such settlement is effected with the written consent of the Offerors; and

                  (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Purchasers), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, or breach or alleged breach of any such representation, warranty or agreement, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that the Company agrees to indemnify and hold harmless the Trust against any and all loss, liability, claim, damage and expense whatsoever, as incurred, which is due from the Trust pursuant to the foregoing.

            (b) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof, and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. Counsel to the indemnified parties shall be selected by mutual agreement of the Purchasers. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

            (c) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have validly requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a)(ii) effected without its written consent if
(i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement, provided, however, that an indemnifying party shall not be liable for any such settlement effected without its consent if such indemnifying party (1) reimburses such indemnified party with respect to those fees and expenses of counsel that it determines in good faith are reasonable and
(2) provides written notice within 10 days after receipt of the request for reimbursement to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement.

            SECTION 8. Contribution. In order to provide for just and equitable contribution in circumstances under which the indemnification provided for in
Section 7 hereof is for any reason held to be unenforceable for the benefit of an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Offerors, on the one hand, and the Purchasers, on the other hand, from the offer and sale of the Capital Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Offerors, on the one hand, and the Purchasers, on the other hand, in connection with the statements, omissions or breaches which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

            The relative benefits received by the Offerors, on the one hand, and the Purchasers, on the other hand, in connection with the offer and sale of the Capital Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offer and sale of the Capital Securities pursuant to this Agreement (before deducting expenses) received by the Offerors and the total commissions received by the Purchasers bear to the aggregate of such net proceeds and commissions.

            The Offerors and the Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata or per capita allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement, omission or alleged omission or breach or alleged breach.

            Notwithstanding the provisions of this Section 8, a Purchaser shall not be required to contribute any amount in excess of the total commissions received by it.

            No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            For purposes of this Section 8, each person, if any, who controls a Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and the respective partners, directors, officers, employees and agents of a Purchaser or any such controlling person shall have the same rights to contribution as the Purchasers, while each officer and director of the Company, each Trustee of the Trust and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Offerors.

            SECTION 9. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements of the parties contained in this Agreement or in certificates of officers of the Company or Trustees of the Trust submitted pursuant hereto shall remain operative and in full force and effect, and shall survive delivery of the Capital Securities by the Trust.

            SECTION 10. Termination of Agreement.

            (a) Termination; General. This Agreement may be terminated by the Purchasers, acting unanimously, by notice to the Offerors, at any time on or prior to the Closing Date if, since the time of execution of this Agreement or, in the case of (i), since the respective dates as of which information is given in the 1934 Act Reports, (i) there has occurred any Material Adverse Effect, or
(ii) there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or any other calamity or crisis, or any change or development involving political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of such Purchaser, impracticable to market the Capital Securities or to enforce contracts for the sale of the Capital Securities, or
(iii) trading in any securities of the Company has been suspended or limited by the Commission or any national stock exchange or market on or in which such securities are traded or quoted, or if trading generally on the American Stock Exchange, the New York Stock Exchange or the Nasdaq National Market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers or any other governmental authority, or (iv) a banking moratorium has been declared by United States federal, Delaware, Massachusetts or New York authorities.

            (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 and Section 5(h) hereof, and provided further that Sections 1, 7 and 8 hereof shall survive such termination and remain in full force and effect.

            SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Purchasers shall be directed to each of (i) Sandler O'Neill & Partners, L.P., as follows:
919 Third Avenue, 6th Floor, New York, New York 10022, Attention: Thomas W. Killian, Principal, with a copy to Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019, Attention: Edward F. Petrosky, (ii) First Tennessee Bank National Association, 845 Crossover Lane, Suite 150, Memphis, Tennessee 38117, Attention: David Work, with a copy to Lewis, Rice & Fingersh, L.C., 500 N. Broadway, Suite 2000, St. Louis, Missouri 63102, Attention: Thomas
C. Erb, (iii) Keefe, Bruyette & Woods, Inc., 787 7th Avenue, 4th Floor, New York, New York 10019, Attention: Peter Wirth, with a copy to Lewis, Rice & Fingersh, L.C., 500 N. Broadway, Suite 2000, St. Louis, Missouri 63102,
Attention: Thomas C. Erb; and notices to the Offerors shall be directed to Century Bancorp, Inc., 400 Mystic Avenue, Medford, Massachusetts 02155,
Attention: Paul V. Cusick, Jr., with a copy to Choate, Hall & Stewart, 53 State Street, Boston, Massachusetts 02109-2804, Attention: William P. Gelnaw, Jr., P.C..

            SECTION 12. Parties. This Agreement shall inure to the benefit of and be binding upon each of the Purchasers and the Offerors and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Purchasers, their respective Transferees and the Offerors, and their respective successors and the controlling persons and other persons referred to in Sections 1, 7 and 8 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Purchasers, their respective Transferees and the Offerors and their respective successors, and said controlling persons and other persons and their heirs and legal representatives, and for the benefit of no other person, firm or corporation.

            SECTION 13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES OF SAID STATE OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

            EACH OF THE TRUST AND THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE CITY OF NEW YORK IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING RELATED TO THIS AGREEMENT OR ANY OF THE MATTERS CONTEMPLATED HEREBY, IRREVOCABLY WAIVES ANY DEFENSE OF LACK OF PERSONAL JURISDICTION AND IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. EACH OF THE TRUST AND THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

            THE SIGNATURE PAGES TO THIS AGREEMENT SHALL BE DEEMED TO BE DELIVERED IN THE STATE OF NEW YORK.

            SECTION 14. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Purchasers and the Offerors in accordance with its terms.

                               Very truly yours,

                               CENTURY BANCORP, INC.

                               By: /s/ Barry R. Sloane
                                   ----------------------------------------
                                   Name: Barry R. Sloane
                                   Title: Executive Vice President

                               CENTURY BANCORP CAPITAL TRUST II

                               By: Century Bancorp, Inc., in its capacity as the
                                   Sponsor of Century Bancorp Capital Trust II

                                   By: /s/ Barry R. Sloane
                                       ------------------------------------
                                   Name: Barry R. Sloane
                                   Title: Executive Vice President

CONFIRMED AND ACCEPTED,
as of the date first above written:

SANDLER O'NEILL & PARTNERS, L.P.

By:   Sandler O'Neill & Partners Corp.,
      the sole general partner

      By: /s/ Robert A. Kleinert
          ------------------------------------
          Name: Robert A. Kleinert
          Title: An Officer of the Corporation

FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By: /s/ David S. Work
    ------------------------------------
Name: David S. Work
Title: Executive Vice President

KEEFE, BRUYETTE & WOODS, INC.

By: /s/ Peter J. Wirth
    ------------------------------------
Name: Peter J. Wirth
Title: Managing Director

                                   SCHEDULE A

                                 [PRICING TERMS]

              SCHEDULE TO SECTION 1(viii) OF THE PURCHASE AGREEMENT

On October 3, 2002, the Company received a letter from the Federal Deposit Insurance Corporation (the "FDIC") requesting that the board of directors of the Company (the "Board") adopt resolutions to address certain deficiencies contained in the June 10, 2002 Report of Examination. These deficiencies were related solely to flood hazard and non-material ministerial regulations. The Board adopted the requested resolutions and the Company implemented a plan to address these deficiencies. Although the Company has not yet received anything in writing, it was verbally informed by the FDIC that the matter is closed.

                                                                         ANNEX A

Pursuant to Section 5(a) of the Purchase Agreement, special counsel for the Offerors shall deliver an opinion in substantially the following form:

                              ______________, 2004

SANDLER O'NEILL & PARTNERS, L.P.
919 Third Avenue, 6th Floor
New York, New York  10022

FIRST TENNESSEE BANK NATIONAL ASSOCIATION
845 Crossover Lane, Suite 150
Memphis, Tennessee 38117

KEEFE, BRUYETTE & WOODS, INC.
787 7th Avenue
4th Floor
New York, New York 10019

Ladies and Gentlemen:

      We have acted as special counsel to Century Bancorp Capital Trust II, a statutory trust organized under the Delaware Statutory Trust Act, 12 Del. C.
Section 3801 et seq. (the "TRUST"), and Century Bancorp, Inc., a Massachusetts corporation (the "COMPANY" and, together with the Trust, the "OFFERORS"), in connection with the issue and sale by the Trust of 35,000 MMCapS(SM) (liquidation amount $1,000 per security) of the Trust pursuant to a Purchase Agreement dated as of November ___, 2004 (the "PURCHASE AGREEMENT") by and among the Trust, the Company and you.

      This opinion is being delivered to you pursuant to Section 5(a) of the Purchase Agreement. Capitalized terms used in this opinion which are not otherwise defined have the meanings set forth in the Purchase Agreement.

      In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the following documents (collectively, the "OPERATIVE DOCUMENTS" and, each individually, an "OPERATIVE DOCUMENT"):

      1)    the Purchase Agreement;

      2)    the Indenture;

      3)    the Guarantee Agreement; and

      4)    the Declaration.

      Other than our opinions with respect to the Capital Securities and the Subordinated Debt Securities, we express no opinion as to any of the agreements, documents or instruments referred to herein other than the Operative Documents.

      In rendering this opinion, we have also examined originals or copies, certified or otherwise identified to our satisfaction (the accuracy and completeness of which we have assumed without investigation), of the charter, by-laws or other organizational documents of the Trust, the Company and Century Bank and Trust Company (the "BANK") and such other corporate records, certificates of public officials, documents, other certificates and instruments, and we have made such other investigations, as in our judgment are necessary or appropriate to enable us to render the opinions expressed below. In delivering our opinion, we have assumed the genuineness of all signatures on original or certified copies, the conformity to original or certified copies of all copies submitted to us as conformed or reproduction copies and the legal capacity of natural persons.

      We note that we do not act as general counsel to the Company or the Bank, and that we do not represent the Company or the Bank in connection with any pending or threatened litigation or in connection with the Company's public securities or bank regulatory filings. As to matters of fact relevant to this opinion, we have relied solely upon (and have assumed without investigation the accuracy and truthfulness of) written certificates, statements and representations of officers and other representatives of the Trust and/or the Company (including, without limitation, the representations and warranties of the Trust and the Company contained in the Purchase Agreement), the representations and warranties of the other parties contained in the Purchase Agreement, and upon certificates of public officials. We have made no independent investigation as to any factual matters in connection with the issuance of this opinion, and any limited inquiry undertaken by us during the preparation of this opinion should not in any way be regarded as such an investigation. As to matters which are stated to be to our knowledge, we are referring to the actual knowledge only of those attorneys at Choate, Hall & Stewart who have actively participated in our representation of the Offerors in connection with the transactions contemplated by the Operative Documents.

      Our opinions contained herein relating to enforceability are subject to the effect of (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, fraudulent conveyance, equitable subordination, marshaling or other similar laws or doctrines now or hereafter in effect relating to creditors' rights and remedies generally, (ii) the application of principles of equity (regardless of whether considered at a proceeding in equity or at law) including, without limitation, the principle that equitable remedies, such as the remedy of specific performance, are subject to the discretion of the court before which any proceeding therefor may be brought, and (iii) duties and standards imposed on parties including, without limitation, duties of good faith and fair dealing.

      We express no opinion as to any provision contained in the Operative Documents (i) providing for indemnification and/or contribution, (ii) releasing, exculpating or exempting a party from, liability for its own action or inaction to the extent such action or inaction is wrongful, willful, reckless, grossly negligent or unlawful or where such indemnification, release, exculpation or exemption is contrary to law or public policy, (iii) purporting to waive (or having the effect of waiving) any rights under the Constitution or laws of the United States of America or any state, (iv) providing for, or having the effect of, releasing any person prospectively from liability for its own wrongful or negligent acts, or breach of such documents and instruments, (v) specifying the jurisdiction the laws of which shall be applicable thereto or specifying or limiting the jurisdictions before the courts of which cases relating to the Operative Documents may be brought, (vi) restricting access to legal or equitable remedies, (vii) providing that the failure to exercise any right, remedy or option under any Operative Document shall not operate as a waiver thereof, (viii) to the effect that amendments, waivers and modifications to the Operative Documents may only be made in writing, (viii) purporting to establish any evidentiary standard or (ix) granting any power of attorney. Our opinions are also subject to the qualification that certain provisions of the Operative Documents may be unenforceable in whole or in part; however, the inclusion of such provisions in such documents does not render any of the Operative Documents invalid and each Operative Document contains adequate provisions for the practical realization of the principal rights and benefits purported to be afforded thereby, except for the economic consequences of any delay that may arise from the unenforceability of any particulars of any such provision.

      In rendering this opinion, we have assumed that no party will exercise any right or remedy except in an equitable and commercially reasonable manner and in good faith, that each party to any of the Operative Documents has received the agreed upon consideration. We have also assumed that each party to the Operative Documents (other than the Company) has all requisite power and authority and has taken all necessary corporate or other action (including, without limitation, obtaining all governmental approvals, authorizations and consents and making all necessary filings with all applicable governmental entities required on its part) necessary to authorize, execute, enter into and perform its obligations under each Operative Document to which it is a party and to effect the respective transactions contemplated thereby, and that each such Operative Document constitutes the legal, valid and binding obligation of each such other party (other than the Trust and the Company) and is enforceable against each such other party in accordance with the respective terms thereof. We have also assumed that all laws, rules, regulations and decisions applicable to this opinion are generally available in terms of access and distribution following publication or other release and are in a format which makes legal research reasonably feasible.

      Our opinions expressed in paragraphs 1 and 4 below as to the valid existence and good standing of the Company and the Bank, respectively, are based solely upon certificates of legal existence and good standing issued by the Secretary of The Commonwealth of Massachusetts dated __________, 2004 and _________, 2004, respectively, and such opinions are, accordingly, rendered as of the dates of such certificates. Our opinion expressed in paragraph 3 is based solely upon a certificate issued by the Federal Reserve Bank of Boston dated November ___, 2004 and such opinion is, accordingly, rendered as of the date of such certificate. Our opinion expressed in paragraph 5 is based solely upon a certificate issued by the Federal Deposit Insurance Corporation dated _______, 2004 and such opinion is, accordingly, rendered as of the date of such certificate. For purposes of our opinion in paragraph 6 below, (i) we express no opinion as to compliance by the Trust or the Company with so-called "blue-sky" or state securities laws of any jurisdiction and (ii) such opinion is based on a review of, and is limited to, those laws and regulations which in our experience are generally applicable to transactions of the type contemplated by the Operative Documents. In rendering the opinion set forth in paragraph

11 below, with your permission, we have not reviewed the dockets or other records of any court or other body.

      We are not members of the bar of any jurisdiction pertinent hereto except The Commonwealth of Massachusetts. Accordingly, we express no opinion as to the laws of any state or jurisdiction other than the federal laws of the United States of America and the internal laws of The Commonwealth of Massachusetts (without giving effect to conflicts of laws principles) that, in each case, in our experience, are normally applicable to transactions of the type contemplated by the Operative Documents. We note that certain of the Operative Documents provide that they shall be governed by and construed in accordance with the laws of the State of New York, and that we are not rendering any opinion herein with respect to New York law. Therefore, we are rendering our opinions herein as to the enforceability and effect of the Operative Documents based, with your permission, on the assumption that the internal laws of Massachusetts (excluding its conflicts of laws principles), rather than the laws of New York, would govern (as to which we express no opinion). If any Operative Document is not, in fact, legal, valid, binding and enforceable in accordance with its terms under New York law, such Operative Document may not be enforced by a Massachusetts court or United States federal court or other court applying Massachusetts law under applicable conflicts of laws principles.

      Based upon and subject to the foregoing and to the last paragraph of this letter, we are of the opinion that:

      1. The Company is validly existing in corporate good standing under the laws of The Commonwealth of Massachusetts.

      2. The Company has corporate power and authority to (i) execute and deliver, and to perform its obligations under, the Operative Documents to which it is a party and (ii) issue and perform its obligations under the Subordinated Debt Securities.

      3. The Company is registered as a bank holding company under the Bank Holding Company Act of 1956, as amended.

      4. The Bank is validly existing and in good standing under the laws of The Commonwealth of Massachusetts; and, to the best of our knowledge, all of the issued and outstanding shares of capital stock of the Bank are owned of record by the Company.

      5. The deposit accounts of the Bank are insured by the Federal Deposit Insurance Corporation up to the maximum amount allowable under applicable law and, to our knowledge, no proceeding for the termination of such insurance is pending or threatened.

      6. Except as set forth in the following sentence, no consent, approval, authorization or order of or filing, registration or qualification with any Governmental Entity is required under any law or regulation of the United States or The Commonwealth of Massachusetts in connection with the authorization, execution, delivery and performance by the Company of the Operative Documents or the Subordinated Debt Securities and the consummation of the transactions contemplated thereby except as have already been obtained or made. We note that the Company will be required to make certain securities law filings following the Closing Date in connection with the transactions contemplated by the Purchase Agreement.

      7. The Purchase Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by each of other parties thereto, constitutes a valid and binding instrument of the Company, enforceable against the Company in accordance with its terms.

      8. The Declaration has been duly authorized, executed and delivered by the Company and the Administrator.

      9. Each of the Guarantee Agreement and the Indenture has been duly authorized, executed, and delivered by the Company and, assuming due authorization, execution and delivery by the Guarantee Trustee and the Indenture Trustee, respectively, constitutes a valid and binding instrument of the Company, enforceable against the Company in accordance with its terms.

      10. The Subordinated Debt Securities have been duly authorized, executed, authenticated and delivered by the Company and, when authenticated by the Indenture Trustee in the manner provided for in the Indenture and delivered against payment therefor, will constitute valid and binding obligations of the Company and entitle the holders thereof to the benefits of the Indenture, enforceable against the Company in accordance with their terms.

      11. The execution, delivery and performance of the Operative Documents, the Subordinated Debt Securities and the Capital Securities, as applicable, by the Company and the Trust and the consummation by the Company and the Trust of the transactions contemplated by the Operative Documents, as applicable, will not result in any violation of the charter or bylaws of the Company or the Bank, the Declaration, and the Trust Certificate, or, to our knowledge, any judgment, order or decree of any Governmental Entity having jurisdiction over the Company or the Bank, or any law or administrative regulation of Massachusetts applicable to the Company or the Bank.

      12. Assuming (i) the accuracy of the representations and warranties of all parties to, and compliance by all parties with the agreements contained in, the Purchase Agreement and (ii) that the Capital Securities are sold in the manner contemplated by, and in accordance with, the Purchase Agreement and the Declaration, it is not necessary in connection with the offer, sale and delivery of the Capital Securities by the Trust to the Purchasers to register the Capital Securities, the Guarantee Agreement or the Subordinated Debt Securities under the 1933 Act or to qualify an indenture under the Trust Indenture Act of 1939, as amended.

      13. Neither the Company nor the Trust is, and, following the issuance of the Capital Securities and the consummation of the transactions contemplated by the Operative Documents and the application of the proceeds therefrom, neither the Company nor the Trust will be, an "investment company" or entity "controlled" by an "investment company", in each case within the meaning of
Section 3(a) of the 1940 Act, without regard to Section 3(c) of such Act.

      Except as specifically stated herein, we render no opinion on matters relating to the Operative Documents or the transactions contemplated thereby. This opinion is given and speaks only as of the date hereof and is limited to our knowledge of the facts and the laws, statutes, rules and regulations, and judicial and administrative interpretations thereof, as currently in effect, and assumes no event will take place in the future which will affect the opinions set forth herein. These are all subject to change, possibly with retroactive effect. We assume no obligation to advise you of changes of any kind that may hereafter be brought to our attention, even if such changes would affect our opinion, or to update or supplement this opinion after the date hereof. This opinion is for your exclusive use and benefit only in connection with the transactions contemplated by the Operative Documents and may not be furnished by you to any other person or used for any other purpose without our prior written consent.

                                          Very Truly Yours,

                                          CHOATE, HALL & STEWART

                                                                         ANNEX B

            Pursuant to Section 5(b) of the Purchase Agreement, special Delaware counsel for the Trust shall deliver an opinion in substantially the following form:

            1. The Trust has been duly formed and is validly existing in good standing as a statutory trust under the Delaware Act.

            2. The Declaration constitutes a valid and binding obligation of the Sponsor and Trustees party thereto, enforceable against such Sponsor and Trustees in accordance with its terms.

            3. Under the Delaware Act and the Declaration, the Trust has the requisite trust power and authority (i) to own its properties and conduct its business, all as described in the Declaration, (ii) to execute and deliver, and perform its obligations under, the Operative Documents to which it is a party,
(iii) to authorize, issue, sell and perform its obligations under its Capital Securities and Common Securities, and (iv) to purchase and hold the Subordinated Debt Securities.

            4. The Capital Securities have been duly authorized for issuance by the Trust and, when issued, executed and authenticated in accordance with the Declaration and delivered against payment therefor in accordance with the Declaration and the Purchase Agreement, will be validly issued and, subject to the qualifications set forth in paragraph 5 below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust and the holders of the Capital Securities will be entitled to the benefits provided by the Declaration.

            5. Each holder of Capital Securities, in such capacity, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note, however, that the holders of the Capital Securities may be required to make payment or provide indemnity or security as set forth in the Declaration.

            6. Under the Declaration and the Delaware Act, the issuance of the Capital Securities and Common Securities is not subject to preemptive rights.

            7. The Common Securities have been duly authorized for issuance by the Trust and, when issued and executed in accordance with the Declaration and delivered against payment therefor in accordance with the Declaration and the subscription agreement therefor, will be validly issued undivided beneficial interests in the assets of the Trust and the holders of the Common Securities will be entitled to the benefits provided by the Declaration.

            8. Under the Declaration and the Delaware Act, the execution and delivery by the Trust of the Operative Documents to which it is a party, and the performance by the Trust of its obligations thereunder, have been duly authorized by the requisite trust action on the part of the Trust.

            9. The issuance and sale by the Trust of its Capital Securities and Common Securities, the execution, delivery and performance by the Trust of the Operative Documents to which it is a party, the consummation by the Trust of the transactions contemplated by the Operative Documents to which it is party, and the compliance by the Trust with its obligations thereunder are not prohibited by (i) the Declaration or the Trust Certificate, or (ii) any law or administrative regulation of the State of Delaware applicable to the Trust.

            10. No authorization, approval, consent or order of any Delaware court or Delaware governmental authority or Delaware agency is required to be obtained by the Trust solely in connection with the issuance and sale by the Trust of its Capital Securities and Common Securities, the due authorization, execution and delivery by the Trust of the Operative Documents to which it is a party or the performance by the Trust of its obligations under the Operative Documents to which it is a party.

            11. The holders of the Capital Securities (other than those holders who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

                                                                         ANNEX C

Pursuant to Section 5(c) of the Purchase Agreement, special tax counsel for the Offerors shall deliver an opinion in substantially the following form:

We have acted as special tax counsel for Century Bancorp, Inc., a Massachusetts corporation (the "Company"), in connection with the Purchase Agreement, dated as of __________ (the "Purchase Agreement"), among Sandler O'Neill & Partners, L.P. and the other purchasers named therein (the "Purchasers"), the Company, and Century Bancorp Capital Trust II, organized under the Business Trust Act of the State of Delaware (Chapter 38, Title 12 of the Delaware Code, 12 Del. C. Sections 3801, et seq. (the "Trust"), relating to the issue and sale by the Trust and the purchase by the Purchasers of 35,000 MMCaps(SM) (the "Capital Securities"), (liquidation amount $1,000 per Capital Security)representing undivided beneficial interest in the assets of the Trust.

      The Capital Securities are guaranteed (the "Guarantee") by the Company with respect to the payment of distributions and payments upon liquidation, redemption and otherwise pursuant to, and to the extent set forth in, the Guarantee Agreement, dated as of _____________ (the "Guarantee Agreement"), between the Company and Wilmington Trust Company, a Delaware banking corporation (the "Bank"), as guarantee trustee, for the benefit of the holders of the Capital Securities.

      In connection with the issuance of the Capital Securities, the Trust is also issuing ________ of its common securities (liquidation amount of $1,000 per common security) (the "Common Securities"), representing undivided beneficial interest in the assets of the Trust.

      The Capital Securities and the Common Securities are being issued pursuant to the Amended and Restated Declaration of Trust of the Trust, dated as of _____________ (the "Declaration"), among the Company, as Sponsor, Wilmington Trust Company, as Trustee, and the Administrator named therein.

      The entire proceeds from the sale of the Capital Securities and the Common Securities are to be used by the Trust to purchase $36,083,000 aggregate principal amount of Fixed/Floating Rate Junior Subordinated Debt Securities due 2034 (the "Debt Securities") to be issued by the Company. The Debt Securities are to be issued pursuant to an indenture, dated as of _________ (the "Indenture"), between the Company and the Bank, as trustee (the "Debt Trustee").

      This opinion is being furnished pursuant to paragraph 5(c) of the Purchase Agreement.

      In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of (i) the certificate of trust (the "Certificate of Trust") filed by the Trust with the Secretary of State of Delaware on _____________;] (ii) the Declaration (including the designation of the terms of the Capital Securities and the Common Securities annexed thereto); (iii) the Guarantee Agreement; (iv) the Indenture; (v) the form of Debt Securities and a specimen certificate thereof; (vii) the Purchase Agreement; and (viii) the form of the Capital Securities. Furthermore, we have relied upon certain statements and representations made by officers of the Company. We also have examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Company and the Trust and such other documents, certificates and records as we have deemed necessary or appropriate as a basis for the opinions set forth herein.

      Our opinion is conditioned on, among other things, the initial and continuing accuracy of the facts, information, covenants and representations set forth in the documents referred to above and the statements and representations made by the Company and the Trust. In our examination, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such copies. Finally, we have assumed that the Trust will not file any election that could affect its classification for federal income tax purposes.

      In rendering our opinion, we have considered the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations (proposed, temporary and final) promulgated thereunder, judicial decisions and Internal Revenue Service rulings, all as in effect on the date hereof. The relevant authorities are subject to change, and any such change may be retroactive in effect. A change in any of the authorities upon which our opinion is based could affect our conclusions. We assume no responsibility to inform you of any such changes. There can be no assurances, moreover, that any of the opinions expressed herein will be accepted by the Internal Revenue Service or, if challenged, by a court.

      Further, with respect to our opinion set forth below concerning the classification of the Debt Securities as indebtedness of the Company, we note that there are not any clear statutory or regulatory rules with respect to the classification of a financial instrument as debt or equity for federal income tax purposes. Instead, a judgment must be made, in light of existing case law, on the basis of all of the surrounding facts and circumstances, including the terms of an instrument. We note also that the Internal Revenue Service has indicated that it will scrutinize certain long-maturity instruments to determine if debt classification is appropriate. Our opinion set forth below reflects our evaluation of the facts and circumstances and our judgment that, although in these circumstances the classification of the Debt Securities is not a matter entirely free from doubt, the Debt Securities will be classified as indebtedness based on all of the relevant factors, including the various terms of the Debt Securities that are consistent with such classification, the Company's treatment of the debentures as debt, and the available facts concerning the Company's financial condition, including the ratio of its liabilities to its equity. Of course, depending upon the terms and effective date of legislation that might be enacted, such legislation could further affect our opinion (as expressed below under current law) and have an adverse impact on the intended treatment of the Debt Securities as debt.

      Based solely upon and subject to the foregoing, we are of the opinion that under current United States federal income tax law:

      (1) The Trust will be classified as a grantor trust and not as an association taxable as a corporation;

      (2) The Debt Securities will be classified as indebtedness of the Company.

      Except as set forth above, we express no opinion to any party as to the tax consequences, whether federal, state, local or foreign, of the issuance of the Debt Securities, the Capital Securities, the Common Securities or of any transactions related to or contemplated by such issuance. In particular, we express no opinion regarding the deductibility of the interest expense on the Debt Securities to the Company.

      The opinions expressed herein are solely for your benefit. No other person may rely upon them without the written consent of this firm.

                                                Very truly yours,

                                                                         ANNEX D

            Pursuant to Section 5(d) of the Purchase Agreement, counsel to the Guarantee Trustee, the Institutional Trustee, the Delaware Trustee and the Indenture Trustee shall deliver an opinion in substantially the following form:

            1. Wilmington Trust Company ("WTC") is a Delaware banking corporation with trust powers, duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with requisite corporate power and authority to execute and deliver, and to perform its obligations under, the Declaration, the Guarantee Agreement and the Indenture (collectively, the "Transaction Documents").

            2. The execution, delivery, and performance by WTC of the Transaction Documents have been duly authorized by all necessary corporate action on the part of WTC, and the Transaction Documents have been duly executed and delivered by WTC.

            3. The execution, delivery and performance of the Transaction Documents by WTC and the consummation of any of the transactions by WTC contemplated thereby are not prohibited by (i) the charter or bylaws of WTC,
(ii) any law or administrative regulation of the State of Delaware or the United States of America governing the banking and trust powers of WTC, or (iii) to our knowledge (based and relying solely on the Officer Certificates), any agreements or instruments to which WTC is a party or by which WTC is bound or any judgments or order applicable to WTC.

            4. The Subordinated Debt Securities delivered on the date hereof have been authenticated by due execution thereof and delivered by WTC, as Indenture Trustee, in accordance with the Indenture. The Capital Securities delivered on the date hereof have been authenticated by due execution thereof and delivered by WTC, as Institutional Trustee, in accordance with the Declaration.

            5. None of the execution, delivery and performance by WTC of the Transaction Documents and the consummation of any of the transactions by WTC contemplated thereby requires the consent, authorization, order or approval of, the withholding of objection on the part of, the giving of notice to, the registration with or the taking of any other action in respect of, any governmental authority or agency, under any law or administrative regulation of the State of Delaware or the United States of America governing the banking and trust powers of WTC, except for the filing of the Trust Certificate with the Office of the Secretary of State of the State of Delaware pursuant to the Delaware Act (which filing has been duly made).

                                                                         ANNEX E

            THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, HEREIN AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN PRIOR TO THE DATE WHICH IS THE LATER OF (i) TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT) AFTER THE LATER OF (Y) THE DATE OF ORIGINAL ISSUANCE HEREOF AND
(Z) THE LAST DATE ON WHICH THE TRUST OR ANY AFFILIATE (AS DEFINED IN RULE 405 UNDER THE SECURITIES ACT) OF THE TRUST WAS THE HOLDER OF THIS SECURITY OR SUCH INTEREST OR PARTICIPATION (OR ANY PREDECESSOR THERETO) AND (ii) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY ANY SUBSEQUENT CHANGE IN APPLICABLE LAW, ONLY (A) TO THE DEBENTURE ISSUER OR THE TRUST, (B) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON THE HOLDER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER," AS DEFINED IN RULE 144A, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a) (1), (2), (3), (7) OR (8) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY OR SUCH INTEREST OR PARTICIPATION FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (D) PURSUANT TO OFFERS AND SALES TO NON-US PERSONS THAT OCCUR OUTSIDE THE UNITED STATES PURSUANT TO REGULATION S UNDER THE SECURITIES ACT OR
(E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE DEBENTURE ISSUER AND THE TRUST PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) OR (E) ABOVE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM IN ACCORDANCE WITH THE AMENDED AND RESTATED DECLARATION OF TRUST, A COPY OF WHICH MAY BE OBTAINED FROM THE DEBENTURE ISSUER OR THE TRUST. THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE

CASE MAY BE, AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS.

            THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (EACH A "PLAN"), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY AND NO PERSON INVESTING "PLAN ASSETS" OF ANY PLAN MAY ACQUIRE OR HOLD THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF THIS SECURITY OR SUCH INTEREST OR PARTICIPATION IS NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WITH RESPECT TO SUCH PURCHASE OR HOLDING. ANY PURCHASER OR HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING HEREOF OR THEREOF, AS THE CASE MAY BE, THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA, OR A PLAN TO WHICH SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE, OR (ii) SUCH PURCHASE AND HOLDING WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH THERE IS NO APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION.

            IN CONNECTION WITH ANY TRANSFER, THE HOLDER OF THIS SECURITY WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS MAY BE REQUIRED BY THE AMENDED AND RESTATED DECLARATION OF TRUST TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

            THIS SECURITY WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS HAVING A LIQUIDATION AMOUNT OF NOT LESS THAN $100,000 AND MULTIPLES OF $1,000 IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF THIS SECURITY IN A BLOCK HAVING A LIQUIDATION AMOUNT OF LESS THAN $100,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON

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

THIS SECURITY OR SUCH INTEREST OR PARTICIPATION, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN.

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